                                                                   EXHIBIT 10.12


                               EXCHANGE AGREEMENT
                               ------------------


          THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of
                                         ---------
October 23, 1999 by and among OpenTV Corp., a British Virgin Islands corporation (the "Company"), OpenTV, Inc., a Delaware corporation ("OpenTV"), and Sun TSI
      -------                                           ------
Subsidiary, Inc., a Delaware corporation ("SSI").
                                           ---


                                    RECITALS
                                    --------

          A. Myriad International Holdings BV, a company organized under the laws of the Netherlands ("MIH"), has transferred its equity interest in OpenTV,
                          ---
to the Company in exchange for which OTV Holdings Limited, a subsidiary of MIH ("OTVH"), has received B Ordinary Shares of the Company.
  ----

          B. SSI shall have the right, pursuant to this Agreement, to exchange all of its shares of Class B Common Stock of OpenTV for shares of the B Ordinary Shares of the Company.

          C. The parties desire to enter into this Agreement subject to the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:


          1.   Right to Exchange Securities.   SSI shall have the irrevocable,
               ----------------------------
perpetual right (the "Exchange Right"), subject to the terms and conditions of
                      --------------
this Agreement, to exchange each share of Class B Common Stock of OpenTV (the "OpenTV Shares") for B Ordinary Shares of the Company (the "Exchange
--------------                                              --------
Securities") as set forth herein. Each OpenTV Share shall be exchangeable into the number of Exchange Securities which results from dividing the Initial Exchange Price (as defined below) of the OpenTV Shares in effect at the time of the exchange by the BVI Exchange Price (as defined below) in effect at the time of the exchange. The Initial Exchange Price shall be U.S. one dollar and eleven cents (U.S.$1.11). The BVI Exchange Price shall be U.S. one dollar and eleven
cents (U.S.$1.11).   The Initial Exchange Price and the BVI Exchange Price shall be subject to adjustment, from time to time, as set forth in paragraph 3 of this Agreement.

     2.   Mechanics of Exchange.
          ---------------------

          (a) SSI may exercise the Exchange Right set forth in paragraph 1 above by delivering a written notice (the "Exchange Notice") to the Company which sets
                                     ---------------
forth the number of shares of OpenTV which SSI has elected to exchange. Each Exchange Notice shall be irrevocable, and upon receipt of an Exchange Notice and satisfaction of the conditions to such exchange, the Company and SSI shall be obligated to effect the exchange of securities contemplated thereby.

          (b) As promptly as practicable following receipt by the Company of an Exchange Notice, each of the Company and SSI shall, and shall cause each of its respective subsidiaries and the officers, directors and employees of such subsidiaries to, (i) make any and all required applications or filings with, and seek any required consents, approvals or waivers from, any governmental or regulatory agencies, including, but not limited to under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations thereunder (the "HSR Act") and applicable securities laws, (ii) use all
                 -------
reasonable efforts to obtain any and all such consents, approvals or waivers and the termination of any applicable waiting period under the HSR Act, in each case, which are reasonably necessary in connection with the exercise of each Exchange Right, and (iii) use reasonable efforts to cooperate with, and express its support for, such other party's efforts to obtain any such consents, approvals and waivers. Upon receipt of such consents, approvals or waivers or the expiration or termination of such waiting period, as the case may be, the Company or SSI, as the case may be, shall notify the other of such receipt, expiration or termination. Upon the receipt of all such required consents, approvals or waivers and the termination of any applicable waiting period under the HSR Act, SSI shall surrender certificates representing the OpenTV Shares specified in the applicable Exchange Notice in exchange for the appropriate stock certificate(s) pursuant to paragraph 2(c) hereof.

          (c) At such time as all required consents, approvals, waivers and terminations described in paragraph 2(b) have been obtained or waived, SSI shall surrender its certificate or certificates for the Exchange Securities to be exchanged, with appropriate stock powers attached, duly endorsed, at the office of the Company or any transfer agent for the Exchange Securities, together with a written notice to the Company that SSI is exchanging all or a specified number of shares of OpenTV, represented by such certificate or certificates. Promptly thereafter, the Company shall issue and deliver to SSI, a certificate or certificates representing the Exchange Securities to be issued, conveyed and delivered to SSI pursuant to paragraph 1 dated the applicable Exchange Date (as defined below). Certificates representing the B Ordinary Shares of the Company to be issued hereunder may include appropriate legends based on federal and state securities laws or as required by that certain Investors' Rights Agreement dated as of the date hereof, among the Company, SSI and others.

          (d) Each exchange of OpenTV Shares for Exchange Securities shall be deemed to have been effected at the close of business on the date (the "Exchange
                                                                        --------
Date") of receipt by the Company or any such transfer agent of the Exchange
----
Notice referred to in paragraph 2(a) above, subject to all applicable conditions to such exchange having been satisfied.

          (e) SSI shall be treated for all purposes as the record holder or holders of Exchange Securities as of the close of business on the Exchange Date; provided, however, that no surrender of OpenTV Shares on any date when the stock transfer books of the Company are closed for any purpose shall be effective to constitute the person entitled to receive the Exchange Securities deliverable upon such exchange as the record holder(s) of such shares of the Exchange Securities on such date, but such surrender shall be effective (assuming all other requirements for the valid exchange of such shares have been satisfied) to constitute such person as the record holder of such shares of the Exchange Securities for all purposes as of the opening of business on the next succeeding day on which such stock transfer books are open. Without limiting the first sentence of this paragraph 2(e), as of the close of business on an Exchange Date, the rights and obligations of SSI as the holder of the applicable OpenTV Shares shall cease (other than with respect to such holder's right to receive the Exchange Securities, with respect to required consents, approvals, waivers and terminations as described herein and its obligation to deliver the applicable certificate(s) for OpenTV Shares as provided herein).

          (f) If SSI holds OpenTV Shares at the close of business on a record date for any payment of declared dividends on such shares and the Company has not received an Exchange Notice with respect to such OpenTV Shares on or before such record date, SSI shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding receipt by the Company of an Exchange Notice for such OpenTV Shares following such record date and prior to the corresponding dividend payment date.

          (g) If the OpenTV Shares represented by a certificate surrendered for exchange are exchanged in part only, then simultaneously with any such exchange, OpenTV shall issue and deliver to SSI, without charge therefor, a new certificate or certificates representing in the aggregate the number of unexchanged shares.

     3.   Exchange Price Adjustments.  The Initial Exchange Price and the
          --------------------------
BVI Exchange Price shall be subject to adjustment from time to time as provided below in this paragraph 3.

          (a) Adjustment for Stock Splits and Combinations.  If OpenTV at any
              --------------------------------------------
time or from time to time after the date hereof effects a subdivision of the OpenTV Shares, the Initial Exchange Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Exchange Securities, the BVI Exchange Price then in effect immediately before that subdivision shall be proportionately decreased. If OpenTV at any time or from time to time after the date hereof combines the outstanding OpenTV Shares into a smaller number of shares, the Initial Exchange Price then in effect before the combination shall be proportionately increased. If the Company at any time or from time to time after the date hereof combines the outstanding Exchange Securities into a smaller number of Shares, the BVI Exchange Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subparagraph (a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) Adjustment for Certain Dividends and Distributions.  If the
              --------------------------------------------------
Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Exchange Securities entitled to receive, a dividend or other distribution payable in additional shares of Exchange Securities, then and in each such event the BVI Exchange Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the BVI Exchange Price then in effect by a fraction (1) the numerator of which is the total number of Exchange Securities issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of Exchange Securities issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Exchange Securities issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the BVI Exchange Price shall be recomputed accordingly as of the close of business on such record date and thereafter the BVI Exchange Price shall be adjusted pursuant to this paragraph 3(b) as of the time of actual payment of such dividends or distributions.

          (c) Adjustments for Other Dividends and Distributions.  In the event
              -------------------------------------------------
the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Exchange Securities entitled to receive, a dividend or other distribution payable in shares of the Company other than Exchange Securities, then and in each such event provision shall be made so that SSI shall receive upon exchange of the OpenTV Shares, in addition to the number of shares of Exchange Securities receivable thereupon, the amount of securities of the Company which SSI would have received had the OpenTV Shares owned by SSI been exchanged for Exchange Securities on the date of such event and had SSI thereafter, during the period from the date of such event to and including the date of exercise of the Exchange Right, retained such securities receivable by SSI as aforesaid during such period, subject to all other adjustments called for during such period under this paragraph 3(c) with respect to the rights of SSI as a holder of the OpenTV Shares.

          (d) Adjustment for Reclassification, Exchange and Substitution.  In
              ----------------------------------------------------------
the event that at any time or from time to time after the date hereof, Exchange Securities issuable upon the exchange of the OpenTV Shares is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this paragraph 3), then and in any such event SSI shall have the right thereafter to convert such shares into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of Exchange Securities into which such OpenTV Shares could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

          (e) Reorganizations, Mergers, Consolidations or Sales of Assets.  If
              -----------------------------------------------------------
at any time or from time to time after the date hereof there is a capital reorganization of the Exchange Securities (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that SSI shall thereafter be entitled to receive upon exchange of the OpenTV Shares the number of shares of stock or other securities or property to which a holder of the number of Exchange Securities deliverable upon exchange would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph 3 with respect to the rights of SSI as a holder of the OpenTV Shares after the reorganization, merger, consolidation or sale to the end that the provisions of this paragraph 3 (including adjustment of the BVI Exchange Price then in effect and the number of Exchange Securities receivable upon exchange of the OpenTV Shares) shall be applicable after that event and be as nearly equivalent as may be practicable.

     4.   Certificate of Adjustment.  In each case of an adjustment or
          -------------------------
readjustment of the Initial Exchange Price or BVI Exchange Price, as the case may be, or the number of Exchange Securities or other securities issuable upon exchange of the OpenTV Shares, the Company, at its expense, shall cause the Chief Financial Officer of the Company to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to SSI. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (1) the BVI Exchange Price, (2) the number of additional B Ordinary Shares of the Company to be received by SSI upon the exercise of its Exchange Right and (3) the type and amount, if any, of other property which at the time would be received upon exchange of the OpenTV Shares.

     5.   Notices of Record Date.  In the event of (i) any taking by the
          ----------------------
Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to SSI at least ten (10) days prior to the record date specified therein (or such shorter time as may be determined in good faith by the Board to be practicable under the circumstances, which shall be not less than 3 Business Days), a notice (the "Notice") specifying (1) the
                                                  ------
date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Exchange Securities (or other securities) shall be entitled to exchange their Exchange Securities (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. The Notice shall include all material details relating to such dividend, distribution, reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up of the Company, including, without limitation, the type, amount and the fair market value of any property or assets proposed to be distributed to SSI as a holder of the OpenTV Shares in connection therewith.

     6.   Representations and Warranties of the Company.   Except as set
          ---------------------------------------------
forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company
                                                       ---------
hereby represents and warrants to SSI as follows:

          (a) Good Standing and Qualification.  The Company is validly existing
              -------------------------------
as a corporation in good standing under the laws of the British Virgin Islands and has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Exchange Securities hereunder, and to carry out the provisions of this Agreement.

          (b) Capitalization.  Immediately prior to the date hereof, the Company
              --------------
will be authorized to issue (i) 500,000,000 A Ordinary Shares, none of which are issued and outstanding; (ii) 200,000,000 B Ordinary Shares, 153,158,733 shares of which are issued and outstanding, (iii) 500,000,000 preference shares, (A) 24,000,000 shares of which have been designated as C-1 Convertible Preference Shares and (B) 5,000,000 shares of which have been designated as C-2 Convertible Preference Shares, none of which are issued and outstanding. Other than as set forth on Exhibit A, there are no outstanding options, warrants, rights
         ---------
(including conversion or preemptive rights and rights of first refusal), securities convertible into or exchangeable for capital stock, or agreements of any kind for the purchase, subscription or acquisition from the Company of any capital stock of the Company.

          (c) Authorization; Binding Obligations.  All corporate action on the
              ----------------------------------
part of the Company necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken. The Agreement, when executed and delivered, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies. The issuance and sale of the Exchange Securities are not and will not be subject to any preemptive rights, rights of first refusal, rights of first offer or other similar rights granted by the Company that have not been properly waived or complied with.

          (d) Consents.  No governmental orders, permissions, consents,
              --------
approvals or authorizations are required to be obtained by the Company and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement and the offer, sale or issuance of the Exchange Securities, except as contemplated in Section 2(b) and such as will be duly and validly obtained or filed.

          (e) Compliance with Laws and Other Instruments.  The execution,
              ------------------------------------------
delivery and performance by the Company of this Agreement (a) will not require from the board of directors or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (b) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the Memorandum or Articles of the Company, or (c) will not result in a violation or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound which would have a material adverse effect on the Company.

          (f) Offering Valid.  Assuming the accuracy of the representations and
              --------------
warranties of SSI contained in paragraph 7 hereof, the offer, sale and issuance of the Exchange Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), will have been
                                             --------------
registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws, and no registration, permit or qualification requirements under the laws of the British Virgin

Islands are applicable to the offer, sale and issuance by the Company of the Exchange Securities in accordance herewith.

     7.    Representations and Warranties of SSI.  As of each Exchange
           -------------------------------------
Date, SSI shall be deemed to have made the following representations and warranties to the Company:

          (a) Good Standing and Qualification.  SSI has all requisite corporate
              -------------------------------
power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement.

          (b) Authorization; Binding Obligations.  All corporate action on the
              ----------------------------------
part of SSI necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of SSI hereunder has been taken. The Agreement, when executed and delivered, will constitute the valid and binding obligations of SSI enforceable against SSI in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

          (c) Consents. No governmental orders, permissions, consents, approvals
              --------
or authorizations are required to be obtained by SSI and no registrations or declarations are required to be filed by SSI in connection with the execution and delivery of this Agreement, except as contemplated in Section 2(b) and such as will be duly and validly obtained or filed.

          (d) Ownership and Validity of OpenTV Shares.  SSI owns beneficially
              ---------------------------------------
and of record all of the OpenTV Shares, free of any liens, claims, charges, security interests, pledges, voting or stockholder agreements (other than those to which MIH or OTVH is a party), encumbrances or equities (other than any of the foregoing arising under this Agreement or any Federal or state securities laws).

          (e) Compliance with Laws and Other Instruments.  The execution,
              ------------------------------------------
delivery and performance by SSI of this Agreement (a) will not require from the board of directors or stockholders of SSI any consent or approval that has not been validly and lawfully obtained, (b) will not cause SSI to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the certificate of incorporation or bylaws of SSI, or (c) will not result in a violation or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument to which SSI is a party or by which SSI or any of its properties or assets are bound which would have a material adverse effect on SSI.

          (f) Investment Representations.  SSI understands that none of the
              --------------------------
Exchange Securities have been registered under the Securities Act of 1933, as amended (the "Securities Act"). SSI also understands that the Exchange
              --------------
Securities will be offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon SSI's representations and warranties contained in this Agreement. SSI hereby represents and warrants as follows:

                (i) SSI Bears Economic Risk.  SSI has substantial experience in
                    -----------------------
evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. SSI must bear the economic risk of this investment indefinitely unless the Exchange Securities (or the shares issuable upon conversion thereof) are registered pursuant to the Securities Act, or an exemption from registration is available.

                (ii) Acquisition for Own Account. SSI is acquiring the Exchange
                     ---------------------------
Securities for SSI's own account for investment only, and not with a view towards, or for resale in connection with, their distribution.

                (iii)  Accredited Investor.  SSI represents that it is an
                       -------------------
accredited investor within the meaning of Regulation D under the Securities Act.

                (iv) Company Information.  SSI has had an opportunity to
                     -------------------
discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities and is satisfied with the results thereof. SSI has received all information it considers necessary or appropriate for deciding whether to invest in the Company.

                (v) Rule 144.  SSI acknowledges and agrees that the Exchange
                    --------
Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. SSI has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

                (vi) Residence.   The office or offices of SSI in which its
                     ---------
investment decision with respect to the Company was made is located at 901 San Antonio Road, Palo Alto, California 94303.

                (vii)  No Public Market.  SSI understands that no public market
                       ----------------
now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

     8.  Reservation of B Ordinary Shares.  The Company shall at all times
         --------------------------------
reserve and keep available for issue upon the exchange of OpenTV Shares for Exchange Securities such number of its authorized but unissued B Ordinary Shares as will be sufficient to permit the exchange in full of OpenTV Shares held by SSI.

     9.  Antidilution.  The Company, OpenTV, and SSI agree that it is their
         ------------
intention that following the date of this Agreement, SSI shall maintain the same equity interest vis-a-vis OpenTV as it would have had if SSI had exchanged all of its shares of Class B Common Stock of OpenTV for B Ordinary Shares of the Company at an Exchange Rate of one Class B Common Stock for one B Ordinary Share, subject to adjustment as provided in Section 3 hereof. In furtherance of the foregoing, each time that the Company issues additional A Ordinary Shares or B Ordinary Shares (other than on conversion of B Ordinary Shares), OpenTV shall sell and the Company shall purchase, at a purchase price of $0.001 per share, an equal number of shares of Class A Common Stock or Class B Common Stock of OpenTV, respectively. Each such sale by OpenTV and purchase by the Company shall occur substantially concurrently with the issuance of A Ordinary Shares or B Ordinary Shares by the Company. SSI agrees that it shall not object to any such transaction. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section if it has the effect of altering any of SSI's contractual rights or otherwise adversely affecting SSI, including, without limitation, by eliminating or altering SSI's rights to approve any BVI or Delaware Fundamental Business Decisions under the Amended and Restated Stockholders Agreement, dated of even date herewith, to which the Company, SSI and OpenTV (among others) are parties, except merely by diluting SSI's percentage equity interest in OpenTV.

     10.  Miscellaneous.
          -------------

          (a) Amendments.  No amendment of any provision of this Agreement shall
              ----------
be valid unless the same shall be in writing and signed by the other party hereto.

          (b) Delays or Omissions.  It is agreed that no delay or omission to
              -------------------
exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party's part of any breach, default or noncompliance under this Agreement, or any waiver on such party's part of any provisions or conditions of the Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

        (c)  Notices.
             -------

             (i) All notices and other communications required or permitted under this Agreement shall be given in writing and shall be delivered to the relevant party or sent by registered air mail or facsimile to the address of that party or that party's facsimile number specified in subparagraph 10(c)(ii). Unless otherwise specified herein, each notice or other communication shall be deemed effective or having been given (i) on the date received, if personally delivered, (ii) the earlier of actual receipt or eight (8) business days after being sent, if sent by registered air mail, or (iii) one (1) business day after being sent, if sent by telecopier with confirmation of transmission.

             (ii) All notices and other communications shall be addressed as follows:

   if to SSI:               Sun TSI Subsidiary, Inc.
                            c/o Sun Microsystems, Inc.
                            901 San Antonio Road
                            Mail Stop PAL1-521
                            Palo Alto, California 94303
                            Attention: Laura Fennell, Esq.
                            Telecopy No.: (650) 336-0359

             With a copy to:

                            Fenwick & West LLP
                            Two Palo Alto Square, Suite 700
                            Palo Alto, California 94306
                            Attention: David W. Healy, Esq.
                            Telecopy No.:  (650) 494-1417

   if to the Company:       OpenTV Corp.
                            c/o OpenTV, Inc.
                            401 East Middlefield Road
                            Mountain View, California 94043

             With a copy to:

                            Paul, Hastings, Janofsky & Walker LLP
                            555 South Flower Street, 23rd Floor
                            Los Angeles, California  90071
                            Attention:  Siobhan McBreen Burke
                            Telecopy No.:  (213) 627-0705
or such other address or telecopy number of a party, as that party shall have notified in writing to all other parties in accordance with subparagraph 10(b)(i).

          (d) Severability.  Should any one or more of the provisions of this
              ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          (e) Parties in Interest. Except as otherwise expressly provided
              -------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each such person. Neither this Agreement nor any right or obligation hereunder shall be assignable or delegable by SSI except with the prior written consent of the other party hereto; provided, however, that SSI may assign its rights and obligations under this Agreement to any corporation, limited liability company, trust, association, company or partnership in which SSI or its parent, Sun Microsystems, Inc., a Delaware corporation ("Sun"), has a direct or indirect
                                             ---
ownership interest in capital or profits exceeding fifty percent (50%) or in which SSI or Sun has the right to exercise over fifty percent (50%) of the voting rights with respect to the selection of the board of directors or other governing body, provided that all of the following conditions are satisfied: (i) the transferor shall remain a party to this Agreement and hereby agrees to guarantee the performance by the assignee or transferee of its obligations pursuant to the provisions of this Agreement; (ii) the assignee or transferee shall agree in writing with the Company to observe, perform and be bound by the terms and conditions of this Agreement as if references herein to the transferor were references to the transferee; and (iii) if the assignee or transferee ceases to be an affiliate of SSI or Sun meeting the qualifications set forth above, then SSI shall cause the assignee or transferee to transfer in accordance herewith to SSI or another affiliate of SSI or Sun meeting the qualifications set forth above, all its OpenTV Shares prior to the date of such cessation.
This Agreement shall be not assignable or delegable by the Company except with the prior written consent of the other parties hereto; provided, however, that
                                                       --------  -------
the Company may assign its rights and delegate its obligations under this Agreement to any successor in interest of the Company, whether by merger, reorganization, sale of assets or otherwise so long as such successor expressly assumes the obligations hereof.

          (f) Expenses.  All costs and expenses (including, without limitation,
              --------
all legal fees and expenses and fees and expenses of any brokers, finders or similar agents) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the same.

          (g) Headings.  The headings of the Sections and paragraphs of this
              --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          (h) Choice of Law.
              -------------

              (i) It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

              (ii) EACH PARTY HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF
   --------------------
THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF CALIFORNIA, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH IN PARAGRAPH 10(C) ABOVE, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

          (iii) EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SUBPARAGRAPH 10(H)(III) HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

          (i) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties hereto in separate counterparts (including by facsimile), with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          (j) No Strict Construction.  The parties hereto have participated
              ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (k) Entire Agreement.  This Agreement contains the entire
              ----------------
understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

          (l) Further Assurances.  Subject to the terms and conditions of this
              ------------------
Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable legal requirements or otherwise, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, either party, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by its duly authorized representative as of the date and year first set forth above.


                    COMPANY:

                    OPENTV CORP.


                    By:    _____________________________
                    Title: _____________________________


                    OPENTV:

                    OPENTV, Inc.


                    By:    _____________________________
                    Title: _____________________________



                    SSI:

                    SUN TSI SUBSIDIARY, INC.


                    By:    _____________________________
                    Title: _____________________________

                                   EXHIBIT A

                             Schedule of Exceptions


                                       17